Dell Technologies Securities Analyst Meeting Exhibit 99.1

Rob Williams Senior Vice President, Investor Relations Disclosures and Agenda

Disclosures NON-GAAP FINANCIAL MEASURES This presentation includes information about non-GAAP revenue, net revenue excluding VMware adjusted for estimated reseller revenue, non-GAAP FY19 pro forma revenue, non-GAAP net income, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. – diluted, adjusted non-GAAP net income attributable to Dell Technologies Inc. – basic, adjusted non-GAAP net income attributable to Dell Technologies Inc. – diluted, non-GAAP earnings per share – basic, non-GAAP earnings per share - diluted, adjusted non-GAAP earnings per share – basic, adjusted non-GAAP earnings per share – diluted, free cash flow, adjusted free cash flow, free cash flow before impact from DFS related items, VMware free cash flow, and free cash flow excluding VMware and before impact from DFS related items (collectively the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in Appendix B and Appendix C. SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS Statements in this presentation that relate to future results and events, including, but not limited to, statements regarding Dell Technologies’ expectations concerning long-term revenue and non-GAAP diluted EPS growth, adjusted free cash flow generation, and long-term capital return to stockholders through share repurchases or dividends, are forward-looking statements and are based on Dell Technologies' current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “target,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including those discussed in Dell Technologies’ periodic reports filed with the Securities and Exchange Commission. Dell Technologies assumes no obligation to update its forward-looking statements.

Dell Technologies Securities Analyst Meeting Agenda Strategy & Trends Infrastructure Solutions Group Strategy Client Solutions Group Strategy Company Vision Value Creation Framework Q&A Michael Dell Jeff Clarke Sam Burd Yvonne McGill Dell Executive Team Arthur Lewis

Company Vision Michael Dell Chairman and Chief Executive Officer

Key messages We are growing revenue, cash flow and earnings backed by operational excellence Our strategy, operational advantages and track record of execution have us well positioned We are committed to driving long-term value with growing capital return Data and technology are central to everything we do, and Dell is thriving Leveraging our strengths to extend our leadership and capture new growth

Technology is central to everything we do, and Dell is thriving Almost four decades of growth and execution 1) Revenue presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation. $B Dell revenue1 Managing through the eras Strong track record of adapting to technology trends over last four decades Navigating PC cycles, mobile wave, virtualization, public cloud Growing revenue and cash flow organically and inorganically Client-server Mobile Public cloud AI Internet Virtualization Data

Strong cash flow generation with demonstrated capital returns Profitable growth with strong cash flow over time and a commitment to capital returns We have delivered nearly $0.5T of revenue, $36B of adj. FCF2 and $30 non-GAAP diluted EPS2 over the last five years Since we last met two years ago, we’ve grown non-GAAP diluted EPS2 at a 10% CAGR and generated $10.8B of adj. FCF2 Since the VMware spin-off, we’ve returned $5.5B to shareholders We have returned over 90% of adj. FCF to shareholders since initiating our capital return framework 1) Graph not to scale. 2) Non-GAAP Diluted Earnings Per Share presented as of the most recently publicly available information. Adjusted Free Cash Flow includes VMW up through the date of the spin-off for the periods presented. See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Trailing 5 Year financials1 Long-term performance

Shareholder commitment We are committed to driving long-term value creation VMware spin-off ü Boomi and RSA divestitures ü De-levered to investment grade ü Instituted long-term value creation framework ü Programmatic & opportunistic share repurchase ü Raised annual dividend ü Ellen Kullman elected by our board as Lead Independent Director1 ü Steve Mollenkopf appointed as newest independent director ü Six of eight board members now independent; All board committees independent ü Enhancing governance Commitment to long-term value creation and capital returns Simplifying and streamlining our corporate and capital structures Value Creation September 2021 – October 2023 Growing revenue and EPS Delivering adjusted FCF in excess of net income Returning capital to shareholders Committed to growing the dividend Long-term value creation and capital allocation 1) See description of responsibilities in the 2023 annual meeting proxy statement.

Looking to the future Simple and powerful strategy aligned with customer priorities Customer Priorities Leveraging our strengths to extend our leadership and capture new growth Artificial Intelligence Edge Multicloud Security Workforce Experience

Strategy & Trends Jeff Clarke Vice Chairman and Chief Operating Officer

Key messages GenAI is an inflection point that drives growth across the technology landscape Workloads and usage patterns are trending in our favor Dell Technologies Strategy: leverage our strengths to extend our leadership and capture new growth Data and technology are central to everything

Data and technology are central to everything

Our digital world is generating exponential data growth

Data is continuing to grow

Global data generated[1]



32ZB
106ZB
291ZB
+25%
CAGR
2017
2022
2027

Technology is necessary to generate, capture, and unlock business value from data

Technology comprises a growing share of GDP

IT Spend as a percentage of GDP[2]



+70bps
+80bps
4.4%
5.1%
5.9%
2017
2022
2027
Global IT Spend
$3.6T
$4.7T
$6.2T

1) IDC, Worldwide IDC Global DataSphere Forecast, 2023-2027: It's a Distributed, Diverse, and Dynamic (3D) DataSphere, April 2023
2) IHS Markit Macroeconomic Report, IDC Black Book 2023, GDP data is constant currency based on 2010 exchange rates.

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DELL Technologies

64% of business leaders believe GenAI provides a competitive edge1 1) KPMG, Generative AI: From Buzz to Business Value, May 2023. 2) Revenue presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation. $B Dell revenue2 AI will speed innovation Changes how we work, serve customers and innovate Drives a wave of growth across the technology landscape Accelerates distribution of data and compute GenAI is an inflection point Client-server Mobile Public cloud AI Internet Virtualization Data

AI is expanding the TAM for technology spending

AI TAM projected to grow at an 18% CAGR over the next four years to $120B+

Growing AI TAM across hardware and services

AI Hardware and Services TAM[1]



+18%
CAGR
$64B
$91B
$124B
Hardware
Services
2023
2025
2027

GenAI growth opportunity for Dell

$4.4T Potential addition to global GDP due to increased productivity[2]

20% Increase in productivity due to access to GenAI tools and use of LLMs[2]

10% Global data produced by GenAI by 2025[3]

100x Increase in tokens generated annually to one quadrillion tokens by 2028[4]

83% Of all data resides in on-prem data centers[5]

50% Of spending on GPU-accelerated servers expected to be on-prem or at the edge[6]

1) IDC Worldwide Semiannual Artificial Intelligence Tracker, v2022 H2, July 2023.
2) McKinsey – The economic potential of generative AI: The next productivity frontier, June 2023.
3) BofA Global Research – Artificial Intelligence & telco primer – game changing returns, April 2023.
4) Tirias Research – Forecast TCO Background, 2023.
5) Gartner, IT Key Metrics Data 2023: Infrastructure Measures – Storage Analysis, December 2022.
6) IDC, The Infrastructure Market for Generative AI, IDC #US50626823, May 2023.

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DELL Technologies

Workloads and usage patterns are trending in our favor

Creates new opportunities to innovate and serve our customers

Data era trends in our favor

68% Organizations use private or both public & private infrastructure for **GenAI** work[1]

87% Companies are adopting a **multicloud** strategy[2]

50% Enterprise data created at the **edge** (outside data center) by 2025[3]

4x Increase in deployment of edge computing platforms by **private mobile networks**[4]

60% US workers are expected to work in a **hybrid model** by 2026[5]

Dell's markets are expected to continue to grow

Dell Technologies targeted markets[6]



+$900B
$2.1T
$1.2T
Extended TAM
PC
Peripherals
Server
Storage
IT Networking
HW Deploy and Support
2019
2027

1) SiliconANGLE & ETR, July 2023.
2) Flexera, 2023 State of the Cloud Report, n=750.
3) Gartner, 12 Data and Analytics Trends for Times of Uncertainty, 2022.
4) 20% deployment by 2025 up from 5% in 2022. Gartner, Predicts 2023: Edge Computing Delivery and Control Options Extend Functionality, December 2022.
5) Gartner, Forecast Analysis: Knowledge Employees, Hybrid, Fully Remote and On-Site Work Styles, Worldwide, Jan 2023.
6) Dell internal estimate based on the following: August 2023 IDC ICT Spending Guide (Extended TAM includes IaaS, Telecom Networking, Technology Outsourcing, Data Management & System Infrastructure SW, and Hardware Deploy & Support), Dell CSG TAM estimate (Peripherals – includes Printers), July 2023 IDC Black Book (PC includes PC and Tablet, Monitors included in Peripherals), IDC (Server, Storage), Dell'Oro (IT Networking).

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D&LLTechnologies

Dell Technologies strategy

Leverage our strengths to extend our leadership and capture new growth

Leading end-to-end solutions[1]

#1

- Commercial PC
- Workstations
- PC Monitors
- High-end Gaming
- Server
- External Storage
- Storage Software
- Data Protection
- HCI

Industry's largest GTM engine

- Largest direct salesforce in the industry
- Broad global technology ecosystem of partners
- Modern online and consumption experiences

DELL Technologies

Unique operating model

Industry-leading supply chain

- Automated and AI-driven
- Resilient, agile, sustainable & global scale
- 700+ global distribution & logistics centers

Unmatched global services

- AI-driven support and experiences
- Global footprint of direct services & support
- 2K+ service centers around the world

Innovation | Culture | Customer-centricity

1) Commercial PC (Revenue) - IDC WW Quarterly PC Device Tracker CY23Q2; Workstations (Units) - IDC WW Quarterly Workstation Tracker CY23Q2; PC Monitors (Units) - IDC WW Quarterly Monitor Tracker CY23Q2; High-end Gaming (Units) - IDC Quarterly Gaming Tracker, CY23Q2, $1,500+ price band; Server (Units) - IDC WW Quarterly Server Tracker CY23Q2; External Storage (Revenue) - IDC WW Quarterly Enterprise Storage Systems Tracker CY23Q2; Data Protection – IDC WW Data Replication and Protection Software and PBBA HW estimates CY23Q2. "Data Protection" refers to Data Replication & Protection software plus Purpose-Built Backup Appliance (PBBA) revenue; HCI (Revenue) - IDC WW Quarterly Converged Systems Tracker CY23Q2.

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DELL Technologies

There is no stopping the pace of innovation Each era builds on the next 1) Revenue presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation. $B Client-server Mobile Public cloud AI Dell revenue1 Internet Virtualization Data On the horizon Machine learning automation  Digital twins Quantum computing  Neuromorphic computing

Infrastructure Solutions Group Strategy Arthur Lewis President, Infrastructure Solutions Group

ISG executive summary We have demonstrated strong long-term growth and profitability across financial cycles Technology trends and workloads continue to evolve in our direction, and we are well positioned to capture growth and drive profitability We are innovating across our portfolio to extend our leadership positions and capture new growth Generative AI will drive a wave of growth across our business

Steady financial performance & strong leadership positions Long-term growth across financial cycles, well positioned to capture growth and increase profitability ISG P&L performance1 Strong #1 leadership positions2 Revenue Opinc Innovating around technology trends to drive growth and increase profitability ~3% CAGR +$9B in sustained revenue growth since the start of the pandemic $3.1B$4.2B$3.9B $3.8B $3.7B $5.0B $4.7B Opinc Rate 9.9%11.3%11.5%11.4%10.9%13.2% 13.2% ~8% CAGR Well positioned to win in AI … both server & storage Higher ASPs through richer configurations Margin accretion opportunity through storage and software mix ISG P&L performance measures presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation. x86 and Mainstream Server (Units) - IDC WW Quarterly Server Tracker CY23Q2; External, High End, AFA Storage (Revenue) - IDC WW Quarterly Enterprise Storage Systems Tracker CY23Q2; HCI (Revenue) - IDC WW Quarterly Converged Systems Tracker CY23Q2; #1 in Unstructured External Storage based on Dell’s 44% share of the worldwide NAS market in 1HCY23 per IDC Quarterly Enterprise Storage Systems Tracker, 2023Q1 Final Historical, September 7, 2023; Data Protection – IDC WW Data Replication and Protection Software and PBBA HW estimates CY23Q2. "Data Protection" refers to Data Replication & Protection software plus Purpose-Built Backup Appliance (PBBA) revenue. positions in: #1 Servers: x86 Mainstream Storage: External RAID Block, File, Object HCI, AFA, Unstructured Data Protection

Extending our leadership position in servers

Market leader (#1 in x86 and Mainstream), innovator and structural share gainer

Mainstream server share[1]

+980 bps

share gain over the past 10 years



31.0%
21.2%
2012
2022

Innovation

16G Servers

- **Purpose built** to support a wide range of workloads
- Advanced automation with **built-in security**
- **Cyber Resilient**

AI Optimized Compute

- **Optimal design** to support training and inferencing
- **High speed fabric** for enhanced performance
- **DTC liquid cooled** GPUs/CPUs maximizes performance and power utilization

Growth

- Dell accounts for 43% of new industry revenue over the past 10 years[2] – greater than top four competitors combined
- Market leading profitability[3]
- XE9680 fastest ramping Dell platform ever - $2B of orders in backlog as of Q2 earnings

1) Mainstream Server Revenue - IDC WW Quarterly Server Tracker CY23Q2. Mainstream Server includes Tower, Blade, Standard Rack Optimized and Large Systems.
2) Period is 2012-2022.
3) Market leading profitability calculated by Dell Technologies primarily by utilizing other server OEM's financial public filings, as of Q2 FY24.

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DELL Technologies

Extending our leadership position in storage

Market leader in Data Storage (#1 in external RAID storage), innovator and share consolidator

External storage share[1]

+250 bps

share gain since the EMC acquisition



27.7%
30.2%
2017
2022

Innovation

Power Portfolio

- Leading purpose-built portfolio **PowerMax & PowerStore**
- Leading software defined portfolio **PowerFlex, PowerScale, Object Scale**
- **500 feature releases** over the past 12 months in Primary Storage
- **Magic Quadrant leader in unstructured** – optimized for AI
- Designed for **Hybrid deployments**

Growth

- Dell accounts for 38% of new industry revenue over the past five years[2] – greater than the top three competitors combined
- 8 consecutive quarters of growth for PowerFlex
- 12 consecutive quarters of PowerStore growth

1) External RAID Storage - IDC WW Quarterly Enterprise Storage Systems Tracker CY23Q2.
2) Period is 2017-2022.

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DELL Technologies

Growing global ISG TAM1 and macro trends 1) Storage includes Core Storage, Data Protection, and HCI; Server is total server less HCI HW; Dell estimates based on data from IDC (Server, Storage) and Dell’Oro (Networking), September 2023. Macro trends shaping our opportunity 2027 $199B $229B $265B +7% CAGR Multicloud Adoption Distributed IT (Edge) Telco Open-Source Tools & Frameworks Cloud-like Experience ISG TAM including AI Technology trends continue to evolve in our direction and create opportunities for margin expansion

AI will drive a wave of growth 75% of organizations are increasing budgets to pursue AI1 AI HW & services represent a $124B opportunity by 20272 2023 2025 2027 $B $91B $124B Hardware Services Our three-pronged approach Purpose-built solutions Strategic partnerships and ecosystems AI consulting and professional services +18% CAGR 1) Dell Technologies Generative AI Pulse Survey, August and September 2023. 2) IDC Worldwide Semiannual Artificial Intelligence Tracker, v2022 H2, July 2023.

Client Solutions Group Strategy Sam Burd President, Client Solutions Group

CSG executive summary We have demonstrated strong performance across financial cycles and remain well-positioned to capitalize on the next set of growth opportunities Not all PCs are created equal; we remain focused on the most profitable segments while extending our leadership and capturing new growth We expect trends around new AI-driven workloads and hybrid work to continue to play to our strengths and drive our future growth and profitability

Steady financial performance & strong leadership positions

Long-term growth across financial cycles, well positioned to capture growth and increase profitability

CSG P&L performance[1]



Revenue
$39.2B
$43.2B
$45.9B
$48.4B
$61.5B
$58.2B
~5% CAGR
$51.2B
FY18
FY19
FY20
FY21
FY22
FY23
2QFY24 TTM

	FY18	FY19	FY20	FY21	FY22	FY23	2QFY24 TTM	
Opinc	$2.0B	$2.0B	$3.1B	$3.3B	$4.4B	$3.8B	$3.6B	~10% CAGR
Opinc Rate	5.2%	4.5%	6.8%	6.9%	7.1%	6.6%	6.9%	

Strong leadership positions

#1 Client Revenue[2]

+

#1 positions in:

- North America PC[3]
- Workstations[4]
- High-End Gaming PC[5]
- Monitors[6]

Strong share gain track record



Commercial PC[3]
~10pt increase
15.5%
25.2%
CY12
CY22



Monitors[6]
~9pt increase
12.8%
21.6%
CY12
CY22

1) CSG P&L performance measures presented as of the most recently filed, publicly available information. Please refer to relevant filings for basis of presentation.
2) Client PC & upsell revenue calculated by Dell Technologies by utilizing other PC OEMs' financial public filings, as of Q2 FY24.
3) Per IDC WW Quarterly PC Device Tracker, CY23Q2 – excluding Chrome.
4) Per IDC WW Quarterly Workstation Tracker CY23Q2.
5) Per IDC Quarterly Gaming Tracker, CY23Q2, $1,500+ price band.
6) Per IDC WW Quarterly Monitor Tracker CY23Q2.

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DELL Technologies

We focus on the most valuable segments

Not all PCs are created equal; we focus on Commercial PCs, Workstations, Premium Consumer PCs and Gaming

Our unique business model drives differentiated results

Industry vs Dell Units[1]
(IDC)



Chrome
Mainstream Consumer PCs
Premium Consumer PCs
Commercial PCs
7%
22%
22%
49%
8%
9%
8%
75%
Industry
Dell

Our total revenue per unit (TRU) is nearly 2x primary competitors

Dell CSG TRU[2]	Primary Competitors TRU[2]
$1,220 +$245 since Q4 2019	$670 ~+$45 since Q4 2019

Our TRUs are growing at a substantial premium to the market



TRU
1.6x 1.6x 1.6x 1.6x 1.6x 1.6x 1.6x 1.7x 1.6x 1.7x 1.7x 1.7x 1.7x 1.6x 1.6x 1.6x 1.7x 1.7x 1.8x
$1,220
Dell CSG
$670
Primary Competitors[3]
FY19 Q4
FY20 Q1 Q2 Q3 Q4
FY21 Q1 Q2 Q3 Q4
FY22 Q1 Q2 Q3 Q4
FY23 Q1 Q2 Q3 Q4
FY24 Q1 Q2

1) Per IDC WW Quarterly PC Device Tracker, CY23Q2, last 4 quarters trailing (2022Q3-2023Q2). Premium Consumer includes units with ASP > $800; Mainstream Consumer includes units with ASP <= $800.
2) TRU calculated by Dell Technologies by utilizing PC OEMs' financial public filings and IDC WW Quarterly PC Device Tracker, as of Q2 FY24.
3) Primary competitors refers to HP Inc. and Lenovo Ltd.

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DELL Technologies

Commercial installed base is largest in history and ready for a refresh AI workloads and assistants will require richer configurations and accelerate refresh rates The ecosystem around the PC is more important than ever to support hybrid work AI-driven workloads & hybrid work support continued TAM growth Both PCs and Peripherals will benefit from hybrid work and AI-driven workloads We anticipate long-term TAM growth Industry growth levers play to our strengths 1) Dell internal estimate based on the following: July 2023 IDC Black Book (PC includes PC and Tablet, Monitors included in Peripherals), Dell CSG TAM estimate (Peripherals – includes Printers). CSG Target TAM1 ~2% CAGR

Investing in our Client Peripherals strategy Enhance end-user productivity and simplify IT with comprehensive Dell-on-Dell client ecosystem Extend leadership position in $30B displays industry to $40B+ core Client Peripherals industry1 Organically build compelling portfolio of productivity-enhancing, close-to-the-PC peripherals Leverage largest GTM engine in industry to simplify ecosystem purchase experience for customers Differentiate end-user experience with software and AI via Dell Optimizer and Dell Peripheral Manager 1) Dell estimates based on IDC data, including IDC Black book, 2023.

Value Creation & Capital Allocation Yvonne McGill Executive Vice President & Chief Financial Officer

Long-term value creation framework

Expect **3-4% revenue growth**, outpacing GDP[1], as we extend our leadership positions and capture new growth

Expect **8%+ non-GAAP diluted EPS[2] growth** driven by profitable growth in both ISG and CSG over time

Expect **net income to adj. FCF conversion of 100% or better,** driven by revenue growth and profitability coupled with disciplined working capital management

Target **returning 80%+ of adj. FCF to shareholders** while maintaining 1.5x core leverage target[3]

Target **10%+ dividend growth** per year through FY28[4]

1) IMF WEO April 2023, OECD Economic Outlook March 2023, Fitch Credit Rating Agency, S&P Rating Agency GDP growth forecasts.
2) See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures.
3) Core leverage ratio is calculated as Core debt / ((TTM adj. EBITDA) - (TTM DFS adj. EBITDA)).
4) Subject to ongoing board evaluation and approval.

DELL Technologies

33 Copyright © Dell Inc. All Rights Reserved.

Revenue Growth

GDP+ revenue growth target of 3-4% supported by our unique operating model, ability to extend our leadership and capture new growth

3-4%

DELL TECH

LONG-TERM REVENUE CAGR



Non-GAAP Revenue ($B)[1]
+3.6% CAGR
FY18-FY24E
$73.3
$84.1
$85.0
$86.8
$101.2
$102.3
$90.5
+15%
+1%
+2%
+17%
+1%
-12%
FY18
FY19
FY20
FY21
FY22
FY23
FY24 [2]

Leveraging our unique operating model

Client Solutions Group

2-3%
CAGR

PC

- #1 position Client revenue[3]
- Focused on most profitable and fastest growing segments
- Grown commercial revenue mix more than 8 pts from pre-pandemic

PC Ecosystem

- GTM model driving large ecosystem around hardware
- Focus on extending share positions across our peripheral's portfolio
- Services attach

Infrastructure Solutions Group

6-8%
CAGR

Server

- #1 in Mainstream Servers for 21 consecutive quarters[4]
- Portfolio designed to support all levels of AI
- Richer configurations continue drive higher ASPs

Storage

- #1 position in data storage, larger than #2, #3, and #4 combined[5]
- Leading unstructured external storage portfolio[6], optimized for all things AI
- Focus on high-margin Dell IP Software assets and next-gen storage architectures

1) See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures.
2) FY24 non-GAAP revenue represents full year guidance as of Q2, our most recent earnings release.
3) Client PC & upsell revenue statistic calculated by Dell Technologies primarily by utilizing other PC OEMs' financial public filings, as of Q2 FY24.
4) Per IDC WW Quarterly Server Tracker CY23Q2 TTM.
5) IDC Quarterly Enterprise Storage Systems Tracker, 2023Q2, based on CY22 revenue. IDC Quarterly Converged Systems Tracker 2023Q2, based on CY22 revenue.
6) #1 in Unstructured External Storage based on Dell's 44% share of the worldwide NAS market in 1HCY23. Source: IDC Quarterly Enterprise Storage Systems Tracker, 2023Q1 Final Historical, September 7, 2023.

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DELL Technologies

EPS Growth

EPS target supported by our ability to pull multiple levers to generate strong performance across economic cycles

8%+

DELL TECH

LONG-TERM DILUTED EPS CAGR

Non-GAAP Diluted EPS[1]

+6.5% CAGR FY20-FY24E



$4.60
$4.88
$6.22
$7.61
$6.30
+6%
+28%
+22%
-17%
FY20
FY21
FY22
FY23
FY24[2,3]

Multiple levers to drive EPS growth

Disciplined and opportunistic management

Gross Margin
- Increased mix towards profitable segments
- ISG, Commercial PC, Peripherals
- Contribution from innovative software portfolio

Cost Management
- Disciplined cost management
- Operating expenses down ~$1.4B since FY20[4]
- Continue to invest in accretive growth

Share Repurchase
- ~$3.4B of share repurchases since instituting our dividend
- Increased share repurchase authorization by $5B[5]

Cumulative share repurchases

($B)



$1.5
$2.1
$2.7
$2.8
$3.1
$3.4
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

1) See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures.
2) See supplemental slides in Appendix C for reconciliation of non-GAAP measures to their most directly comparable GAAP measures.
3) FY24 non-GAAP diluted EPS represents full year guidance as of Q2, our most recent earnings release.
4) Comparing FY23 Operating Expenses to FY20.
5) Approved by Board of Directors.

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DELL Technologies

Executing a business model that has consistently delivered strong cash flow Cash Flow $18.5B Adj. FCF generated over last 4 years 115% Avg. net income to adj. FCF conversion over last 4 years1 $4.6B Average Adjusted Free Cash Flow ($B)2 GDP/GDP+ Revenue Growth Industry’s largest GTM engine Track record of structural share gain Investments centered on technology tailwinds to capture new growth Financial Discipline Price discipline Profitable share gain Supply chain scale Cost management Working Capital Focus Negative cash conversion cycle Lean inventory model Direct model FY20-FY23. See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Adjusted free cash flow represents historical adjusted free cash flow excluding VMware. Driven by a strong cash flow engine

Capital Allocation

Returning more to shareholders, 80%+ of Adjusted FCF through share repurchases & dividends

Long-Term Framework

80%+

Target return of adjusted FCF to shareholders

Return cash to shareholders

Share Repurchase

Increased share repurchase authorization by **$5B**

Dividends

Target to grow the dividend annually at **10%+** through FY28[1]

Remaining FCF

Drive growth while maintaining investment grade rating

- Committed to IG rating & 1.5x core leverage target
- Disciplined, tuck-in M&A that accelerates our strategy

$18.5B	Adj. FCF generated over last 4 years[2,3]
~90%	% of Adj. FCF return to shareholders since dividend inception
~$5B	Returned to shareholders since dividend inception

1) Subject to ongoing board evaluation and approval.
2) FY20-FY23.
3) See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Adjusted free cash flow represents historical adjusted free cash flow excluding VMware.

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DELL Technologies

Committed to long-term value creation

Our strategy, operating model and track record of execution have us well positioned

Attractive long-term financial framework

3 - 4% Revenue growth

8%+ Diluted EPS growth

100%+ NI to adj. FCF Conversion

80%+ Target return of adj. FCF to shareholders

10%+ Dividend growth rate FY24-FY28

Operational

CSG 2-3% CAGR
ISG 6-8% CAGR
DELL TECH 3-4% CAGR

- Leading end-to-end solutions and broadest portfolio in the industry
- Demonstrated structural share gains
- Opportunities to capture new growth

Gross Margins + Cost + Share Count = EPS Growth

- Increased mix towards profitable segments … ISG, Commercial PC, Peripherals
- Demonstrated cost discipline



Adjusted Free Cash Flow ($B)[1]
$5.3
$6.5
$5.2
$4.6B Avg
$1.5
~$6.1
FY20
FY21
FY22
FY23
FY24 TTM

- Growth & operational excellence driving cash generation … $4.6B avg. over last four years
- Averaged 115% conversion over the past four years[2]

Capital Return

80%+
- Commitment to return over 80% of adjusted FCF to shareholders
- Return via share repurchases and dividends

Remaining FCF
- Committed to IG rating and 1.5x core leverage target
- Targeted M&A that accelerates our strategy



Targeted Dividend Payout
$1.48
10%+
FY24
FY25
FY26
FY27
FY28

- Target to grow the dividend at 10% or better annually through FY28[3]

1) FY20-FY23.
2) See supplemental slides in Appendix B for reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Adjusted free cash flow represents historical adjusted free cash flow excluding VMware.
3) Subject to ongoing board evaluation and approval.

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DELL Technologies

Closing Remarks Michael Dell Chairman and Chief Executive Officer

Strategy and closing thoughts We are growing revenue, cash flow and earnings backed by operational excellence Our strategy, operational advantages and track record of execution have us well positioned We are committed to driving long-term value with growing capital return Data and technology are central to everything we do, and Dell is thriving Leveraging our strengths to extend our leadership and capture new growth

Debt Summary Appendix A

Debt summary 1) Amounts are based on underlying data and may not visually foot due to rounding. 2) Principal Face Value. 3) Core debt represents the total principal amount of our debt, less: (a) public subsidiary debt, (b) DFS related debt, and (c) other debt.

Consolidated GAAP and non-GAAP financial statements Appendix B

Supplemental non-GAAP measures Non-GAAP revenue FY18 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. This represents Dell Technologies non-GAAP net revenue, excluding VMware, adjusted to include the impact of currently estimated VMware reseller revenue.

Supplemental non-GAAP measures Non-GAAP revenue FY19-FY24E Amounts are based on underlying data and may not visually foot due to rounding. This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. FY19 revenue represents unaudited pro forma financial information, presented in accordance with Regulation S-X Article 11 as filed in Exhibit 99.1 to the Company's Form 8-K/A filed with the Securities and Exchange Commission on November 5, 2021. FY19 non-GAAP revenue represents a management estimated pro forma financial measure and is not presented in accordance with Regulation S-X Article 11. FY24 revenue represents full year guidance as of Q2, our most recent earnings release.

Supplemental non-GAAP measures Non-GAAP net income FY19 Q3 and Q4 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. Consists of acquisition, integration, and divestiture-related costs, as well as the costs incurred in the Class V transaction. Consists of goodwill impairment charges, severance and facility action costs, and stock-based compensation expense. Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments. Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental non-GAAP measures Non-GAAP net income FY20 and FY21 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. Consists of acquisition, integration, and divestiture-related costs and gains. Consists of severance, facilities action and impairment charges, incentive charges related to equity investments, other costs, and effective 1Q23, payroll taxes associated with stock-based compensation. Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments. Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental non-GAAP measures Non-GAAP net income FY22 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. Consists of acquisition, integration, and divestiture-related costs and gains. Consists of severance, facilities action and impairment charges, incentive charges related to equity investments, other costs, and effective 1Q23, payroll taxes associated with stock-based compensation. Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments. Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental non-GAAP measures Non-GAAP net income FY23 to FY24 Q2 This amount includes non-cash purchase accounting adjustments primarily related to the EMC merger transaction in 3Q17. Consists of acquisition, integration, and divestiture-related costs and gains. Consists of severance, facilities action and impairment charges, incentive charges related to equity investments, other costs, and effective 1Q23, payroll taxes associated with stock-based compensation. Consists of the gain (loss) on strategic investments, which includes recurring fair value adjustments on equity investments. Consists of the tax effects of non-GAAP adjustments, as well as an adjustment for discrete tax items.

Supplemental non-GAAP measures Non-GAAP earnings per share FY19 Q3 and Q4 Adjustments give effects of the Class V transaction, including the elimination of investment income related to the liquidation of VMware’s cash, cash equivalents, and investments in order to fund the special dividend and interest expense related to the debt financing as if they occurred on February 3, 2018, the first day of fiscal year 2019. The incremental dilution from VMware attributable to Dell Technologies Inc. represents the impact of VMware Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies and is calculated by multiplying the difference between VMware’s basic and diluted earnings per share by the number of shares of VMware Inc. common stock held by Dell Technologies. Assumes static share count for each quarter in FY19. Calculated by adding 150 million shares primarily driven by the incremental Class C shares issued upon closing of the Class V transaction to the 567 million shares as of 3Q19 per slide 35. Assumes static share count for each quarter in FY19 and potentially dilutive awards of 30 million. Also assumes average closing stock price of $49.65, the closing stock price of February 1, 2019.

Supplemental non-GAAP measures Non-GAAP earnings per share FY20 to FY22

Supplemental non-GAAP measures Non-GAAP earnings per share FY23 to FY24 Q2

Supplemental non-GAAP measures Adjusted Free Cash Flow FY19 Q3 and Q4 Amounts are based on underlying data and may not visually foot due to rounding.

Supplemental non-GAAP measures Adjusted Free Cash Flow FY20 to FY22 Amounts are based on underlying data and may not visually foot due to rounding. Amount represents change in net carrying value of equipment for DFS operating leases.

Supplemental non-GAAP measures Adjusted Free Cash Flow FY23 to FY24 Q2 Amounts are based on underlying data and may not visually foot due to rounding. Amount represents change in net carrying value of equipment for DFS operating leases.

Guidance Appendix C

Supplemental non-GAAP measures Financial Guidance1 Amounts are subject to change with no obligation to reconcile these estimates. Amounts may not visually foot due to underlying data. No estimates are included for 3Q-4QFY24 guidance purposes on potential fair value adjustments on strategic investments given the potential volatility of either gains or losses on those equity investments. Impact of purchase accounting and amortization of intangibles represents an estimate for acquisitions completed as of August 4, 2023 and does not include estimates for potential acquisitions, if any, during the remainder of FY24. Consists of acquisition, integration, divestiture-related, and other costs. No estimate is included for 3Q-4QFY24 severance expense as it cannot be reasonably estimated at this time. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments shown above as well as an adjustment for discrete tax items.